UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 16, 2005
THERMA-WAVE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26911	94-3000561
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1250 Reliance Way
Fremont, California 94539
(Address of principal executive offices, including Zip Code)
(510) 668-2200
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events
On November 16, 2005, Ahmad Kermani tendered his resignation from the position of Vice President of Customer Operations of Therma-Wave, Inc. (the “Company”), effective November 18, 2005. Consistent with the Company’s strategy to increase operating efficiencies, duties and responsibilities formerly performed by Mr. Kermani have been re-assigned to existing management and the position of Vice President of Customer Operations has been eliminated.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERMA-WAVE, INC.
Date: November 21, 2005	By:	/s/ Joseph J. Passarello
		Name:	Joseph J. Passarello
		Title:	Senior Vice President and Chief Financial Officer